                                                                     Exhibit 6.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ GLEN BARTON
                                      ------------------------------
                                      Glen A. Barton

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ RONALD CAMBRE
                                      ------------------------------
                                      Ronald C. Cambre

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ JUDITH EROLA
                                      ------------------------------
                                      Judith A. Erola

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ CHAVIVA HOSEK
                                      ------------------------------
                                      Chaviva Hosek

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ JOHN T. MAYBERRY
                                      ------------------------------
                                      John T. Mayberry

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ DAVID P. O'BRIEN
                                      ------------------------------
                                      David P. O'Brien

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ ROGER PHILLIPS
                                      ------------------------------
                                      Roger Phillips

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ J. M. STANFORD
                                      ------------------------------
                                      James M. Stanford

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie A. Lee Harrs, Donald T. Hurley, Stephanie E. Anderson and Stuart F. Feiner, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the "Company") to comply with (i) the requirements of any provincial securities commission or regulatory authority in Canada or any stock exchange in Canada (the "Canadian Securities Regulators"), (ii) the United States Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the United States Securities and Exchange Commission in respect thereof and (iii) the requirements of (x) any other jurisdiction in which the Debentures (as defined below) may be qualified for offering, distribution and/or sale or (y) any stock exchange, in each case in connection with the registration and/or qualification for offering, distribution and sale under the laws of any of the provinces of Canada and/or the laws of the United States and any state or territory thereof and any other jurisdictions in which the Debentures may be qualified for offering, distribution and/or sale, of up to $400 million (U.S.) aggregate principal amount, at the time of issuance, of unsecured long-term notes, debentures, bonds or equivalent debt securities or obligations for borrowed money (the "Debentures"), whereby the Debentures will be registered under the Act and registered and/or qualified under all other applicable laws and regulations, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on his or her behalf as Director of the Company, one or more registration statements of the Company on Form F-9, F-10 (or any comparable form or forms) ("Registration Statements") and one or more preliminary and final short form prospectuses ("Prospectuses") with the Canadian Securities Regulators, as determined upon the advice of counsel, to be filed with said Securities and Exchange Commission and Canadian Securities Regulators in respect of the Debentures, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statement or Statements and Prospectuses, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) thereto, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of September, 2003.


                                      /s/ R. M. THOMSON
                                      ------------------------------
                                      Richard M. Thomson